                                                                   EXHIBIT 10.35

                             BECKMAN COULTER, INC.



                                    --and--



                                Sequenom, Inc.



                             OEM Supply Agreement

TABLE OF CONTENTS

1    DEFINITIONS..........................................................    3
2    PRICES...............................................................    4
3    SCOPE OF LICENSE GRANT...............................................    5
4    DISCOUNTS............................................................    4
5    ORDERS...............................................................    6
6    DELIVERY.............................................................    7
7    SHIPMENT AND RISK OF LOSS............................................    7
8    CERTIFICATION........................................................    8
9    CONDITIONS...........................................................    9
10   PRODUCT MODIFICATIONS................................................    9
11   PRODUCT ACCEPTANCE...................................................   10
12   PAYMENT..............................................................   10
13   LIMITED WARRANTY.....................................................   11
14   PROPRIETARY RIGHTS AND INDEMNIFICATION...............................   11
15   EXCLUSION AND DISCLAIMER OF ALL OTHER WARRANTIES.....................   12
16   LIMITATION OF REMEDIES AND LIABILITIES...............................   13
17   FORCE MAJEURE........................................................   14
18   EXPORT CONTROLS......................................................   14
19   GOVERNING LAW AND JURISDICTION.......................................   16
20   SOFTWARE LICENSES....................................................   15
21   TITLE & COPYRIGHT NOTICE.............................................   16
22   RENEWAL..............................................................   17
23   PUBLICITY............................................................   17
24   TERMINATION..........................................................   17
25   GENERAL..............................................................   18

EXHIBITS..................................................................   21
EXHIBIT A - PRODUCT DESCRIPTION...........................................   22
EXHIBIT B - SEQUENOM PRICING SCHEDULE.....................................   36
EXHIBIT C - JOINT RESEARCH AND DEVELOPMENT................................   37
EXHIBIT D - PRODUCT SPECIFICATIONS........................................   38
EXHIBIT E - SPARE PARTS LIST..............................................   39

1    DEFINITIONS

     a) "Agreement" is defined as the BCI Original Equipment Manufacturer Agreement and includes all Exhibits and Schedules referred herein and attached hereto

     b) "Anniversary Date" is 12 months from the last date in time adjacent to the signatures of the parties on the last page

     c) "Exhibits" are those documents attached to, incorporated by reference in, or added to this Agreement at a later date which describe Products, support, or other business terms which are a part of this agreement.

     d) "Original Equipment Manufacture" is the sale of Products and/or Software by BCI to Sequenom for the purpose of Sequenom incorporating such Products and/or software into the Sequenom System and the resale of such Products and/or software either as an integral part of the Sequenom System, or as repair or replacement parts for such Sequenom Systems.

     e) "Sequenom" is Sequenom Inc., a Delaware Corporation having a place of business at 11555 Sorrento Valley Road, San Diego, California, 92121-1331.

     f) "Ordering Period" is the period commencing with the last date in time adjacent the signatures on the last page of this agreement and ending with the termination.

     g) "Price List" is the list of the available Products and the prices for the country of installation of the Sequenom system containing the Product in effect on the date BCI accepts the Sequenom order for such product.

     h) "Products" means the current specific Liquid Handling Device and/or accessories identified by BCI's part number's listed on Exhibit A attached hereto, a general description of which is set opposite each part number, Including the licenses and documentation required for the operation of the product. Additional products and enhancements may be added to Exhibit A with the mutual written agreement of BCI and Sequenom.

     i) "Software" is one or more programs, proprietary or licensed to BCI, which is either listed separately as a Software product on the Price List or included with a Product on the Price List.

     j) "Sequenom System" means the proprietary system developed by or for Sequenom, manufactured by or for Sequenom and sold by Sequenom directly to end user's or to dealer-s or distributors for resale to end users

2    PRICES

     a) Sequenom shall pay BCI the list prices in effect at the point of installation for the Products and Software covered by this agreement described in Exhibit A. The discounts as shown in Exhibit B will be applicable at time of purchase and will be in effect until termination of this agreement.

     b) The prices are FOB BCI's loading dock and do not include freight, insurance, duties, custom brokers or any other special packaging or handling. Prices for European destinations include freight, duty and handling the nearest BCI affiliate.

     c) Taxes are not included in prices and will be Invoiced as separate items in addition to the Products' sale/license price.

     d) BCI may, by written notice to Sequenom, change (increase or decrease) the current list prices at the point of destination, change the transportation terms, terms of payment, minimum requirements per shipment or any other of the terms and conditions in the agreement covering the sale/license of the Products, only during a period of sixty (60) days prior to the annual Anniversary Date of this agreement. Sequenom's failure to object to any change, In writing, received by BCI prior to the effective date of the change shall be considered to be acceptance. BCI will advise Sequenom within fifteen
          (15) days from receipt of timely written objection from Sequenom whether BCI will (a) continue to supply on terms and conditions in effect prior to the announced change or (b) enter Into negotiations with Sequenom or (c) cancel if Sequenom refuses to accept the change. If BCI elects to enter into negotiations under (b) of the preceding sentence, and if within thirty (30) days from the date of BCI's proposed change an agreement has not been reached and BCI has not agreed to continue to supply on the terms and conditions in effect prior to the announced change, then either party may by written notice terminate the negotiations and cancel this Agreement. Unless as otherwise agreed as part of the negotiation, price and other terms applicable during the negotiation pedod shall be those in effect prior to the announced change.


3    SCOPE OF LICENSE GRANT

     Subject to Paragraphs 20 and 21, BCI hereby grants to Sequenom and Sequenom accepts a /***/ right and license to: (a) resell the Products as part of the Sequenom System, and (b) the right to use and prepare derivative works of the Software and to sell and license such software and derivative works of the Sequenom System. For the avoidance of doubt the foregoing rights and licenses does not include the right to sell the Product itself or the Software itself, other than as a part of the Sequenom System or as a

     /***/ Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

     repair or a replacement part for the Sequenom System sold to an owner of a Sequenom System.

4    DISCOUNTS

     Sequenom Sales Incentives, attached as Exhibit B, may be instituted,
                                            ---------
     changed or withdrawn only during a period of sixty (60) days prior to the annual Anniversary Date of this agreement by prior written notice to Sequenom. The procedures set forth in Paragraph 2 (d) shall apply to any such change of the Sequenom Sales Incentives.

5    ORDERS

     a) Sequenom agrees to and shall during the first twelve (12) months of this agreement order, purchase and take /***/ Multimek Liquid Handlers specified in Exhibit A, and BCI agrees to and shall manufacture sell and deliver such Handlers. Such purchase and sale shall be under the terms of this Agreement. Forecasted quantities to be ordered by Sequenom during the second and third years of this Agreement shall be agreed upon not later than 90 days prior to the expiration of the current year. Pricing for the quantities ordered during years two and three will be based on the quantities ordered and the Price List of Exhibit B.

     b) Orders for Products and Software must reference this Agreement, be issued during the applicable Ordering Period, and specify delivery within 90 days from order date. All such orders are subject to acceptance by BCI,

     c) Sequenom will issue orders from one location within its organization and will specify "Ship To" addresses within the country where the order is placed, unless otherwise mutually agreed.

     d) All orders for Products and Software accepted by BCI are firm and non-cancelable

6    DELIVERY

     Subject ot Paragraph 5(a), BCI shall sell and supply to Sequenom, and Sequenom shall purchase and take delivery from BCI, such quantity of Products and Software as Sequenom may require for current use during each Ordering Period. Delivery is subject to acceptance of the order by BCI and to availability of the Products at the time Sequenom's order is received. BCI will make commercially reasonable efforts to meet delivery dates quoted or acknowledged, and to coordinate such delivery dates with Sequanom.

     /***/ Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

7    SHIPMENT AND RISK OF LOSS

     a) BCI will ship according to BCI standard commercial practice. Special packing or shipping instructions requested by Sequenom must be agreed to by BCI in writing, and charges will be billed separately to Sequenom.

     b) All shipments by BCI shall be FOB BCI's point of manufacture in the United States, except for European orders, which shall be FOB BCI's affiliate. Title to and risk of loss for the products shall pass to Sequenom upon delivery by BCI to a carrier designated by Sequenom and selected by BCI if Sequenom does not designate a carrier.


8    CERTIFICATION

Sequenom hereby certifies that:

     a) It is experienced in the use and operation of the Products and will be primarily responsible for the marketing and support of the products to Sequenom Customers. Sequenom may request marketing assistance from BCI. BCI will supply such assistance subject to a written agreement between the parties setting out the terms and conditions for such assistance.

     b) It is an Independent Agreement or, not an agent or legal representative of BCI, and that any representation made or agreements executed by Sequenom with third parties will be Sequenom's sole responsibility.

     c) The Products will be Incorporated in a Sequenom System consisting of a substantial amount of other hardware and/or software which Sequenom manufactures, develops, or, in the case of software, acquires the right to license or sub-license ("Added Value") and which Sequenom sells or leases to end-user's (other than Sequenom's corporate parent, division, or any subsidiary of corporate parent) in the regular course of business. This Added Value represents a significant functional and value enhancement to the Products and Software. If Sequenom's Added Value consists of software, the software solves a major application need for the products being purchased.

     d) It is responsible for maintaining support services for the entire Sequenom System.

     e) It is responsible for complying with all training requirements designated by BCI on each Product and Software Sequenom carries. All Sequenom personnel servicing the Products supplied by BCI will be trained either by BCI or Sequenom on the Products within 30 days of beginning work on any project involving Products supplied by BCI. The cost of any additional training that is not provided with the standard purchase package of the Products supplied by BCI is the responsibility of Sequenom.


9    CONDITIONS

     a) Discounts are available only for the Products listed on Exhibit A of this Agreement.

     b) Sequenom will have no claim against BCI for compensation or commission from any sale, lease, license or transfer of the Products, or any portion thereof, by BCI or a third party to Sequenom Customers.

     c) BCI reserves the right, at its discretion and upon reasonable notice to Sequenom, to verify Sequenom's compliance with the terms of this Agreement. At BCI's request, Sequenom will provide BCI with information to substantiate that Sequenom has fulfilled its obligations under this terms of this Agreement.

     d) Sequenom reserves the right, at its discretion and upon reasonable notice to BCI, to verify BCI's compliance with the terms of this Agreement. At Sequenom's request, BCI will provide Sequenom with information to substantiate that BCI has fulfilled its obligations under this terms of this Agreement.

10   PRODUCT MODIFICATIONS

     Sequenom will submit in writing to BCI any proposed Product changes which might affect either the performance, safety or radiated emissions certifications of the Products. In the event BCI believes such changes may have an adverse effect, BCI and Sequenom shall make the necessary modifications to the warranty, specifications and liability provisions, if any, of this Agreement before such changes to the Product are made to thereby recognize such changes are made by Sequenom at its sole liability and responsibility and against the advice of BCI.

11   PRODUCT ACCEPTANCE

     Product installation is included in the purchase price. Acceptance of the Products and Software sold hereunder by Sequenom will be, presumed unless Sequenom notifies BCI within thirty (30) days after delivery that the product does not meet the product specifications of Exhibit D. If BCI agrees with Sequenom's test results It will repair or replace at BCI's option, the affected product or Software in the most expeditious manner available. The foregoing is Sequenom's sole and exclusive remedy and BCI's sole and exclusive obligation.

12   PAYMENT

     a) Payment will be due 30 days from the date of BCI's invoice. Charges for Service Agreement Support services will be invoiced in advance. BCI may change credit terms by providing written notice of the change.

     b) A charge of 11/2% of the unpaid balance per month will be applied for accounts open past thirty (30) days of invoice date. Sequenom agrees to pay all costs of collecting any sums due to BCI hereunder, including but not limited to legal fees and expenses.

     c) If Sequenom fails to pay any sum when due or fails to perform under this Agreement with BCI after 10 days written notice, BCI may discontinue performance under this Agreement.

     d) Sequenom hereby grants BCI a security interest in the Products and in any proceeds as security for its obligations under this Agreement. Sequenom shall assist and cooperate fully with BCI in any Uniform Commercial Code (UCC) filing requested by BCI to perfection and enforcement of such security interest.

13   LIMITED WARRANTY

     BCI warrants to Sequenom that, /***/ the date of installation of the Products, the Products so long as they remain unchanged and in the original condition supplied by BCI will be free from defects in materials and workmanship and shall conform to the specifications of attached Exhibit D. BCI's sole obligation and liability for any breach of the warranty shall be at BCI's sole option: (1) to replace the Products or Software, in whole or in any part, provided Sequenom or Sequenom's Customer returns the Products or Software, at BCI's expense, to be replaced; or (2) to repair or correct the Products or Software, in whole or in any part; or (3) to refund the applicable fee paid for the defective Product or Products, in whole or in any part, which shall be deemed to be

     /***/ Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

     termination of the License, if the fee is for the Products or Software as a whole. The foregoing states Sequenom's sole and exclusive remedy and BCI's sole and exclusive responsibility with respect to any alleged breach of this limited warranty.

14   PROPRIETARY RIGHTS INDEMNIFICATION

     In the event of a claim or lawsuit brought by a third party based upon the Software use and\or the Product use, alone or in conjunction with or as part of the Sequenom System, in accordance with the Specifications of Exhibit D, infringes a trade secret, patent or copyright or other proprietary right of a third party, then BCI, Inc. shall, at BCI's sole discretion and option, do one of the following:

     a) Procure for Sequenom the right to continue using the Software or Product; or

     b)   Modify the Software or Product to render it non-infringing; or,

     c) Provide substitute, non-infringing software or product which performs substantially all of the functions and has substantially all of the features of the Software or Product; provided that, Sequenom may, after a thirty (30) day trial of the substitute software, reject the substitute software, terminate this Agreement and obtain a prorated refund in accordance with Subparagraph (d) hereof; or,

     d) Terminate this Agreement and, if the term of the license was less than /***/ refund to Sequenom a prorate amount of the purchase price of the software or product paid by Sequenom based on a /***/ useful life with the /***/ commencing on the date on which software or product was received by Sequenom. The prorata amount that will be refunded to Sequenom shall be determined by multiplying the purchase price by Sequenom by a fraction, the numerator of the fractions shall be 1825 minus the number of days that Sequenom had the use of the Software or Product and the denominator of which shall be 1825; or

     e) Defend the lawsuit and indemnify Sequenom for any damages which may be awarded; provided that Sequenom provides prompt notice of the claim or lawsuit to BCI, (ii) Sequenom turns over to BCI the complete control of the defense of the lawsuit and any settlement or compromise thereof, (iii) Sequenom cooperates fully with BCI and provides BCI with such reasonable assistance, as BCI may request (at Beckman Coulter, Inc.'s sole cost) in the defense of such lawsuit, and (iv) Sequenom makes no admission or statements relative to the Software or Product and the third party intellectual property without the express written permission of BCI.

     /***/ Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

15   EXCLUSION AND DISCLAIMER OF ALL OTHER WARRANTIES

     EXCEPT AS PROVIDED IN PARAGRAPH 13, THE PRODUCTS ARE PROVIDED WITHOUT WARRANTY OF ANY KIND OR NATURE. BCI DOES NOT WARRANT, GUARANTEE, OR MAKE ANY REPRESENTATIONS REGARDING THE USE OR THE RESULTS OF THE USE OF THE PRODUCTS IN TERMS OF CORRECTNESS, ACCURACY, RELIABILITY, CURRENTNESS, OR OTHERWISE. THE ENTIRE RISK AS TO THE RESULTS AND PERFORMANCE OF THE PRODUCTS IS ASSUMED BY SEQUENOM AND SEQUENOM'S CUSTOMERS. THE LIMITED WARRANTY CONTAINED IN PARAGRAPH 13 IS BCI'S SOLE WARRANTY WITH RESPECT TO THE PRODUCTS, SOFTWARE AND DOCUMENTATION AND ARE MADE IN LIEU OF AND EXCLUDE ANY OTHER WARRANTIES, WHETHER ORAL OR WRITTEN, EXPRESS OR IMPLIED OR CREATED BY THE UCC OR THE USEAGE IN THE INDUSTRY OR THE COURSE OF DEALINGS OF THE PARTIES, AS TO ANY MATTER WHATSOEVER, INCLUDING BUT NOT LIMITED TO THOSE CONCERNING MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.


16   LIMITATION OF REMEDIES AND LIABILITIES

     EXCEPT AS SET FORTH IN PARAGRAPH 13, BCI SHALL NOT BE LIABLE, TO ANY EXTENT WHATSOEVER, FOR ANY DAMAGES RESULTING FROM OR ARISING OUT OF THE USE OR PERFORMANCE OF THE PRODUCTS OR THE SOFTWARE PROVIDED FOR IN THIS AGREEMENT, REGARDLESS OF FORESEEABILITY OR THE FORM OF ACTION, WHETHER IN AGREEMENT, BREACH OF WARRANTY, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE, AND INCLUDING BUT NOT LIMITED TO DAMAGES RESULTING FROM LOSS OF DATA, LOSS OF ANTICIPATED PROFITS, OR ANY SPECIAL, INDIRECT, DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.


17   FORCE MAJEURE

     In the event of war, fire, flood, earthquake, strike, labor trouble, breakage of equipment, accident, dot, action of governmental authority and laws, rules, ordinances and regulations, act of God, or contingencies beyond the reasonable control of Sequenom or BCI, interfering with the production, supply or transportation of such party at the time respecting the Products and Software covered by this agreement, or in the event of Inability to obtain on usual and customary prices and terms any goods and components used in connection therewith, quantities so affected shall be eliminated from the agreement without liability, but the agreement shall otherwise remain unaffected. BCI may, during any period of shortage of such goods and components due to force majeure as defined herein, allocate its supply of such goods and components among the various users and Sequenom therefore in any manner which it deems appropriate; provided that


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

     BCI shall have no obligation to obtain goods and components from a third party under conditions BCI deems unreasonable in order to supply BCI's excused shortfall; and provided further that any goods and components obtained by BCI from a third party solely for BCI's internal use are not subject to allocation.


18   EXPORT CONTROLS

     Sequenom understands and recognizes that the Products and Software, in whole or in part, may be subject to the Export Administration Regulations of The United States Department of Commerce and other United States government regulations relating to the export of technical data. All commodities, technology and software exported from the United States shall be exported in accordance with Export Administration Regulations. Diversion contrary to U.S. law is prohibited. Sequenom agrees to comply with all such regulations, including any future modifications thereof.


19   GOVERNING LAW AND JURISDICTION

     This Agreement shall be governed by, and construed under the Laws of the State of Califonia and the United States, without regard to conflicts of laws provisions thereof and without regard to the United Nations Conventions on Contracts for the International Sale of Goods. The sole jurisdiction and venue for actions related to the subject matter hereof shall be the State and U.S. Federal Courts having within their jurisdiction the location of BCI's principle place of business.


20   SOFTWARE LICENSES

     a)   For the purposes of this paragraph 20, the term "License" shall mean
          Software License.  The term "Use" means      ***
                                      ***

     b)   Upon payment of the applicable fee, Sequenom may  ***
                                      ***

     c)   Sequenom's License          ***
                                      ***

     d) Software bundled with a hardware Product may be used only with that hardware in the configuration in which that Product is sold by BCI or subsequently upgraded by BCI.

     *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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

     e) Sequenom's License confers no title or ownership in the Software and no rights in any associated source code, and such license will not be construed as a sale of any rights in Software.

     f) Sequenom's entire License In Software is transferable to Sequenom's Customer subject to payment to BCI of all fees by Sequenom. Sequenom will immediately upon transfer deliver all copies of the Software to the party to whom the Software is transferred in accordance with this paragraph 20(f). License terms will be binding on involuntary transferees. Sequenom's license will automatically terminate upon any transfer. Any License duly transferred under this Agreement to Sequenom's Customer shall survive termination of this Agreement.

     g) Sequenom may not reverse engineer, disassemble or decompile the Software without BCI's prior written consent.

     h) BCI may terminate Sequenom's License in Software upon notice for failure to comply with any applicable License terms. In the event of termination of Sequenom's License for any other reason, Sequenom will destroy or return to BCI the Software and all copies of the Software immediately upon termination. Sequenom will remove and destroy all copies of the Software from any adaptation into which they are merged. This section does not apply to Software delivered to a Sequenom Customer pursuant to the sale of a Sequenom System to such customer.


21   TITLE & COPYRIGHT NOTICE

     Sequenom understands and agrees that the Products, in whole or in any part, constitute proprietary information of BCI. Sequenom acknowledges that the title to any form of intellectual property rights, confidential and proprietary information incorporated into or embodied by the Products and Software, firmware and documentation shall remain vested exclusively in BCI. All copyright, trademark, mask work, patent and other intellectual property rights in the Products or any part thereof including all modifications, additions, or extensions of the Products and Software, shall become vested exclusively In BCI. All copies of the software and derivative works of the software will, on the first screen, carry a notice of BCI's ownership of the software and any derivative works.


22   RENEWAL

     This Agreement will remain in effect for twelve (12) months from the last date in time adjacent the signatures of the authorized representatives of the parties on the last page of this Agreement. This Agreement shall be automatically renewed for successive twelve (12) month periods, subject to the provisions of Paragraph 24.

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

23   PUBLICITY

     BCI agrees to allow Sequenom to publish, as long as this Agreement is in effect, the name of BCI as an authorized Original Equipment Manufacturer of the Products. BCI may, as long as this Agreement Is in effect, publicly state and publish that Sequenom is an authorized Original Equipment Manufacturer reseller of the Products. The form of either publication shall be mutually agreed upon by both parties.


24   TERMINATION

     a) Upon 30 days prior written notice, either party may terminate this Agreement at the end of an Ordering Period, or any extension thereof. Either party may also terminate this agreement at any time on thirty
          (30) days written notice in the event of a material breach of the terms of this Agreement, unless the other party cures such breach within such 30 days of Notice of Breach each party shall define with specificity the acts and sections of this Agreement which constitute such breach.

     b) If either party becomes insolvent, is unable to pay its debts when due, files for bankruptcy, is the subject of involuntary bankruptcy, has a receiver appointed, or has its assets assigned, the other party may terminate this Agreement without notice and may cancel any unfulfilled obligations.

     c) The provisions of paragraphs 3 and 8, 13, 14 and 21 will survive the termination or expiration of this Agreement.


25   GENERAL

     a)                                      ***
                                             ***

     b)                                      ***
                                             ***

     c) If any provision of this agreement is held invalid or unenforceable, such invalidity shall not affect the other provisions or application of the Agreement which ran be given effect without the Invalid provision or application, and to this end the provisions of this Agreement are declared to be severable. If such invalidity becomes known or apparent to Sequenom and BCI, Sequenom and BCI agree to negotiate promptly in the good faith in an attempt to make appropriate changes and adjustments to achieve as closely as possible consistent with applicable law, the intent and spirit of such invalid provision.

     *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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

     d) Neither party may assign any rights or obligations of this Agreement without prior written consent of the other party: provided that BCI may assign this Agreement to a successor in interest to all, or substanially all of the business or assets to which Agreement relates.

     e) Neither party's failure to exercise any of its fights under this Agreement will constitute or be deemed a waiver or forfeiture of those rights.

     f) This Agreement supersedes any previous communications, representations or agreements between the parties, whether oral or written, regarding transactions hereunder, excluding the current Confidentiality Agreement dated September 23, 1998. Sequenom's additional or different terms and conditions will not apply. This Agreement may not be changed except by an amendment signed by an authorized representative of each party.

     g) Sequenom acknowledges that information and recommendations, Including but not limited to technical and marketing information and recommendations, are furnished by BCI without charge, and that BCI assumes no obligation or liability for the advice given or results obtained therefrom. Sequenom agrees to evaluate such information and recommendations using its own independent skill and expertise, and accepts all risks arising from the use or non-use of such Information and/or recommendations.

     h) Sequenom agrees that the terms and conditions of this Agreement including Exhibits are not published by BCI and are confidential and will not be disclosed by Sequenom to any third party.


IN WITNESS WHEREOF, the undersigned have executed this Agreement this ____st day Of ____________, 1999.


AGREED TO: AGREED TO:

AGREED TO:                                      AGREED TO:

Sequenom, Inc.                                  Beckman Coulter, Inc.
11555 Sorrento Valley Road                      4300 N. Harbor Blvd.
San Diego, California 92121-1331                Fullerton, California 92834-3100


By: /s/ Hubert Koster                           By: /s/ Detlef Sasse
    ---------------------                           -----------------
Name: Hubert Koster                             Name: Detlef Sasse
      -------------------                             ---------------
Title: President & CEO                          Title: Vice President
       ------------------                              --------------


24-June-99      Confidential Information of Beckman Coulter, Inc.        Page 14

                                   EXHIBITS

       The Exhibits attached and listed below are part of this Agreement

                        EXHIBIT A - Product Description

                     EXHIBIT B - Sequenom Pricing Schedule

                  EXHIBIT C - Joint Research and Development

24-June-99     Confidential Information of Beckman Coulter, Inc.       Page 15

                        EXHIBIT A - PRODUCT DESCRIPTION

The following Beckman Coulter products are available from BCI. When BCI has new Standard Products to be added to this list, an amended exhibit will be distributed.

Multimek(TM) US Product Description
Multimek(TM) 96 Systems


----------------------------------------------------------------------------------------------------------------
Part No.                                        Included System Components                            Special
                                                                                                       Order
----------------------------------------------------------------------------------------------------------------
                        Multimek 96 Pipettor               Multimek    Five-      Fixed Tip   PC Controller
                                                             Pro      Position      Wash          477866
                                                           Software   Labware      System
                                                            147210      Deck       147235
                                                                       147220
----------------------------------------------------------------------------------------------------------------
267777                       147201                           X          X                     X
                    200 (MU)L Disposable Tip Head,
                       Auto Tip Load Station,
                     Standard Config., 120 VAC
----------------------------------------------------------------------------------------------------------------
267778                       147203                           X          X
                    200 (MU)L Disposable Tip Head,
                       Auto Tip Load Station,
                     Standard Config., 240 VAC
----------------------------------------------------------------------------------------------------------------
267771                       147206                           X          X
                    200 (MU)L Disposable Tip Head,
                       Auto Tip Load Station,
                      Robotic Version, 120 VAC
----------------------------------------------------------------------------------------------------------------
267773                       147208                           X          X
                    200 (MU)L Disposable Tip Head,
                       Auto Tip Load Station,
                      Robotic Version, 240 VAC
----------------------------------------------------------------------------------------------------------------
267779                       147202                           X          X                     X         X
                    200 (MU)L Disposable Tip Head,
                       Auto Tip Load Station,
                     Standard Config., 120 VAC
----------------------------------------------------------------------------------------------------------------
267780                       147204                           X          X                               X
                    200 (MU)L Disposable Tip Head,
                       Auto Tip Load Station,
                     Standard Config., 120 VAC
----------------------------------------------------------------------------------------------------------------
267772                       147207                           X          X                               X
                    200 (MU)L Disposable Tip Head,
                       Auto Tip Load Station,
                      Robotic Version, 120 VAC
----------------------------------------------------------------------------------------------------------------
267774                       147209                           X          X                               X
                    200 (MU)L Disposable Tip Head,
                       Auto Tip Load Station,
                      Robotic Version, 240 VAC
----------------------------------------------------------------------------------------------------------------

24-June-99     Confidential Information of Beckman Coulter, Inc.       Page 16

Multimek(TM) 96 Automated Pipettors
U.S. Product Description

All pipettors must be ordered with Multimek Pro software, a PC Controller and a Labware Deck. Disposable tip systems include Auto Tip Load Stations. Standard Multimek 96 systems feature a plastic Safety Shield enclosing the work area. Robotic versions have work areas enclosed with Light Curtains on the front and back for compatibility with robotic access. All instruments with 20-(MU)L heads are Special Order items which may have longer delivery times.

---------------------------------------------------------------------------------------------
 Part No.   Description
---------------------------------------------------------------------------------------------
 147201     Multimek 96 Pipettor with Disposable Tip Dispense Head (200 (MU)L) Standard
            Configuration, 120 VAC.
---------------------------------------------------------------------------------------------
 147203     Multimek 96 Pipettor with Disposable Tip Dispense Head (200 (MU)L) Standard
            Configuration, 240 VAC.
---------------------------------------------------------------------------------------------
 147206     Multimek 96 Pipettor with Disposable Tip Dispense Head (200 (MU)L) Robotic
            Version, 120 VAC.
---------------------------------------------------------------------------------------------
 147208     Multimek 96 Pipettor with Disposable Tip Dispense Head (200 (MU)L) Robotic
            Version, 240 VAC.
---------------------------------------------------------------------------------------------
 147202     Multimek 96 Pipettor with Disposable Tip Dispense Head (20 (MU)L) Standard
            Configuration, i20 VAC.
---------------------------------------------------------------------------------------------
 147204     Multimek 96 Pipettor With Disposable Tip Dispense Head (20 (MU)L) Standard
            Configuration, 240 VAC.
---------------------------------------------------------------------------------------------
 147207     Multimek 96 Pipettor with Disposable Tip Dispense Head (20 (MU)L) Robotic
            Version, 120 VAC.
---------------------------------------------------------------------------------------------
 147209     Multimek 96 Pipettor with Disposable Tip Dispense Head (20 (MU)L) Robotic
            Version, 240 VAC.
---------------------------------------------------------------------------------------------

Multimek(TM) 96 Required Accessories
U.S. Product Description

---------------------------------------------------------------------------------------------
 Part No.   Description
---------------------------------------------------------------------------------------------
 147210     Multimek Pro Software - Software for programming and running pipetting methods.
---------------------------------------------------------------------------------------------
 477866     Multimek PC Controller - U.S. only.
            U.S. only. IBM Pentium 200 MHz, 32 MB RAM, 1 GB Hard Drive, 1.44 MB
            Floppy, 17" Monitor, Windows'95.
---------------------------------------------------------------------------------------------
 147220     Multimek 96 Labware Deck, Five Position
            Position #5 open. For use on disposable tip instruments without tip wash systems.
---------------------------------------------------------------------------------------------

24-June-99     Confidential Information of Beckman Coulter, Inc.       Page 17

-------------------------------------------------------------------------------------------
 147221     Multimek 96 Labware Deck, Four Position
-------------------------------------------------------------------------------------------
            Positions #5 and #6 open.  For use on disposable tip Instruments with tip wash systems.
-------------------------------------------------------------------------------------------

Multimek(TM) 96 Optional Accessories
U.S. Product Description

-------------------------------------------------------------------------------------------
Part No.    Description
-------------------------------------------------------------------------------------------
 147230     Disposable Tip Dispense Head - 200 (MU)L
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 148027     20 (MU)L Disposable Tip Dispense Head Conversion Kit
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 147233     Disposable Tip Wash System
            Includes wash station, wash pump, supply tank, and drain/waste tank.
            Uses position #6 on Multimek deck.
-------------------------------------------------------------------------------------------

Circulator Bath
U.S. Product Description

The Circulating Reservoir for the Multimek 96 provides a continuous supply of buffer, solvent or reagent on the Multimek work surface. A peristaltic pump circulates liquid between a 96-well reservoir on the Multimek Labware Deck and a glass supply bottle. The reservoir can be placed at any available position on the Labware Deck. Liquid temperature can be regulated by placing the supply bottle in a user-supplied circulator bath.


148026      Multimek Circulating Reservoir Kit
            Includes: Circulating pump and two pump heads, 1.1 L supply bottle (148028), delivery cap (148030), 96-well reservoir for Multimek worksurface, Tygon and PharMed tubing and manual.

-------------------------------------------------------------------------------------------
 System Components
-------------------------------------------------------------------------------------------
 Part No.   Description
-------------------------------------------------------------------------------------------
 148028     1.1 L Reservoir Bottle
-------------------------------------------------------------------------------------------
 148029     5.0 L Reservoir Bottle
-------------------------------------------------------------------------------------------
 148030     Reservoir Delivery Cap
-------------------------------------------------------------------------------------------
 148031     Tubing/Fitting Replacement Kit, Tygon
-------------------------------------------------------------------------------------------
 148032     Tubing/Fitting Replacement Kit, PharMed
-------------------------------------------------------------------------------------------
 148225     Multimek Teflon Circulation Reservoir
-------------------------------------------------------------------------------------------
 148033     Multimek Teflon Reservoir, Stand-Alone; not recirculating
-------------------------------------------------------------------------------------------

24-June-99     Confidential Information of Beckman Coulter, Inc.       Page 18

Multimek(TM) 96 Tips
U.S. Product Description

-------------------------------------------------------------------------------------------
 Part No.   Description
-------------------------------------------------------------------------------------------
 148005     200 (MU)L Tips, Type 2, Nonsterile (Case of 10 Racks)
            For use on 20Q (MU)L Disposable Tip Dispense Head.
-------------------------------------------------------------------------------------------
 267663     200 (MU)L Tips, Type 2, Nonsterile (Pallet of 125 Cases)
            For use on 200 (MU)L Disposable Tip Dispense Head.
-------------------------------------------------------------------------------------------
 148004     200 (MU)L Tips, Type 2. Sterile (Case of 10 Racks)
            For use on 200 (MU)L Disposable Tip Dispense Head.
-------------------------------------------------------------------------------------------
 267662     200 (MU)L Tips, Type 2, Sterile (Pallet of 125 Cases)
            For use on 200 (MU)L Disposable Tip Dispense Head.
-------------------------------------------------------------------------------------------
 148003     50 (MU)L Tips, Type 2, Nonsterile (Case of 10 Racks)
            For use on 20 (MU)L Disposable Tip Dispense Head.
-------------------------------------------------------------------------------------------
 267661     50 (MU)L Tips, Type 2, Nonsterile (Pallet of 125 Cases)
            For use on 20 (MU)L Disposable Tip Dispense Head.
-------------------------------------------------------------------------------------------
 148003     50 (MU)L Tips, Type 2, Nonsterile (Case of 10 Racks)
            For use on 20 (MU)L Disposable Tip Dispense Head.
-------------------------------------------------------------------------------------------
 267660     50 (MU)L Tips, Type 2, Sterile (Pallet of 125 Cases)
            For use on 20 (MU)L Disposable Tip Dispense Head.
-------------------------------------------------------------------------------------------
 147252     20 (MU)L Tips, Type 1, Nonsterile (1 Nested Stack of 12 Sets of 96 Tips)
            For use on 20 (MU)L Disposable Tip Dispense Head.
-------------------------------------------------------------------------------------------
 147243     P200 Type 2 Tip Hardware Conversion Kit
            For instruments having serial numbers prior to 304139.APS.
-------------------------------------------------------------------------------------------

Multimek(TM) 96 Parts and Supplies
U.S. Product Description

-------------------------------------------------------------------------------------------
 Part No.   Description
-------------------------------------------------------------------------------------------
 147299     Multimek 96 Light Curtain Kit

            Components for utilizing a Multimek 96 on Beckman Coulter /SAGIAN integrated systems.
-------------------------------------------------------------------------------------------
 148035     MultiPette Safety Upgrade Kit, Shield
-------------------------------------------------------------------------------------------
 148036     MultiPette Safety Upgrade Kit, Light Curtain
-------------------------------------------------------------------------------------------
 148094     Automatic Tip Loading Station - For 200 (MU)L Type 2 tips only.
-------------------------------------------------------------------------------------------
 147205     Automatic Tip Loading Station - For 20 (MU)L Type 1 tips.
-------------------------------------------------------------------------------------------
 147240     Deck Standoff Kit For use with 200 (MU)L Disposable Tip Head.
-------------------------------------------------------------------------------------------
 147241     Deck Standoff Kit for Use with 20 (MU)L Disposable Tip Head
-------------------------------------------------------------------------------------------
 147216     Multimek 96 Installation and Operations Binder
            Includes Installation and Maintenance Manual, Basic Training Manual and
            Tutorial Manual.
-------------------------------------------------------------------------------------------
 147211     Multimek 96 Installation and Maintenance Manual
-------------------------------------------------------------------------------------------
 147212     Multimek Pro Software Reference Manual
-------------------------------------------------------------------------------------------

24-June-99     Confidential Information of Beckman Coulter, Inc.       Page 19

------------------------------------------------------------------------------------------------
147225        Multimek 96 Tutorial Manual
------------------------------------------------------------------------------------------------
147260        P20 Tip Box, Aluminum Reusable - Does not include tips.
------------------------------------------------------------------------------------------------
147261        P20 Tip Box, Lightweight Reusable - Does not include tips.
------------------------------------------------------------------------------------------------
147262        P20 Tip De-Nester
              For easily de-nesting P20 tips into a reusable tip box for use on the Multimek 96.
------------------------------------------------------------------------------------------------
147263        Tip Transfer Tool, P200 - For transferring P200 tips from one tip box to another,
              96 at a time.
------------------------------------------------------------------------------------------------
147264        Tip Transfer Tool, P20 - For transferring P20 tips from one tip box to another,
              96 at a time.
------------------------------------------------------------------------------------------------
147330        Ball Screw Grease
------------------------------------------------------------------------------------------------
147295        Cleanout Needle for Fixed Tip Head
------------------------------------------------------------------------------------------------
147292        Wrench Kit
------------------------------------------------------------------------------------------------

Multimek(TM) 96 Tips
U.S. Product Description

------------------------------------------------------------------------------------------------
Part No.      Description
------------------------------------------------------------------------------------------------
148005        200 (MU)L Tips, Type 2, Nonsterile (Case of 10 Racks)
              For use on 200 (MU)L Disposable Tip Dispense Head.
------------------------------------------------------------------------------------------------
267663        200 (MU)L Tips, Type 2, Nonsterile (Pallet of 125 Cases)
              For use on 200 (MU)L Disposable Tip Dispense Head.
------------------------------------------------------------------------------------------------
148004        200 (MU)L Tips, Type 2, Sterile (Case of 10 Racks)
              For use on 200 (MU)L Disposable Tip Dispense Head.
------------------------------------------------------------------------------------------------
267662        200 (MU)L Tips, Type 2, Sterile (Pallet of 125 Cases)
              For use on 200 (MU)L Disposable Tip Dispense Head.
------------------------------------------------------------------------------------------------
148003        50 (MU)L Tips, Type 2, Nonsterile (Case of 10 Racks)
              For use on 20 (MU)L Disposable Tip Dispense Head.
------------------------------------------------------------------------------------------------
267661        50 (MU)L Tips, Type 2, Nonsterile (Pallet of 125 Cases)
              For use on 20 (MU)L Disposable Tip Dispense Head.
------------------------------------------------------------------------------------------------
148003        50 (MU)L Tips, Type 2, Nonsterile (Case of 10 Racks)
              For use on 20 (MU)L Disposable Tip Dispense Head.
------------------------------------------------------------------------------------------------
267660        50 (MU)L Tips, Type 2, Sterile (Pallet of 125 Cases)
              For use on 20 (MU)L Disposable Tip Dispense Head.
------------------------------------------------------------------------------------------------
147252        20 (MU)L Tips, Type 1, Nonsterile (1 Nested Stack of 12 Sets of 96 Tips)
              For use on 20 (MU)L Disposable Tip Dispense Head.
------------------------------------------------------------------------------------------------
147243        P200 Type 2 Tip Hardware Conversion Kit
------------------------------------------------------------------------------------------------

24-June-99         Confidential Information of Beckman Coulter, Inc.     Page 20

Multimek(TM) 96 Parts and Supplies
U.S. Product Description

------------------------------------------------------------------------------------------------
Part No.      Description
------------------------------------------------------------------------------------------------
147299        Multimek 96 Light Curtain Kit
              Components for utilizing a Multimek 96 on Beckman Coulter /SAGIAN integrated systems.
------------------------------------------------------------------------------------------------
148035        MultiPette Safety Upgrade Kit, Shield
------------------------------------------------------------------------------------------------
148036        MultiPette Safety Upgrade Kit, Light Curtain
------------------------------------------------------------------------------------------------
148094        Automatic Tip Loading Station - For 200 (MU)L Type 2 tips only.
------------------------------------------------------------------------------------------------
147205        Automatic Tip Loading Station - For 20 (MU)L Type 1 tips.
------------------------------------------------------------------------------------------------
147240        Deck Standoff Kit
              For use with 200 (MU)L Disposable Tip Head.
------------------------------------------------------------------------------------------------
147241        Deck Standoff Kit for Use with 20 (MU)L Disposable Tip Head
------------------------------------------------------------------------------------------------
147216        Multimek 96 Installation and Operations Binder
              Includes Installation and Maintenance Manual, Basic Training Manual and Tutorial
              Manual.
------------------------------------------------------------------------------------------------
147211        Multimek 96 Installation and Maintenance Manual
------------------------------------------------------------------------------------------------
i47212        Multimek Pro Software Reference Manual
------------------------------------------------------------------------------------------------
147225        Multimek 96 Tutorial Manual
------------------------------------------------------------------------------------------------
147260        P20 Tip Box, Aluminum Reusable - Does not include tips.
------------------------------------------------------------------------------------------------
147261        P20 Tip Box, Lightweight Reusable - Does not include tips.
------------------------------------------------------------------------------------------------
147262        P20 Tip De-Nester
              For easily de-nesting P20 tips into a reusable tip box for use on the Multimek 96.
------------------------------------------------------------------------------------------------
147263        Tip Transfer Tool, P200 - For transferring P200 tips from one tip box to another,
              96 at a time.
------------------------------------------------------------------------------------------------
147264        Tip Transfer Tool, P20 - For transferring P20 tips from one tip box to another,
              96 at a time.
------------------------------------------------------------------------------------------------
147330        Ball Screw Grease
------------------------------------------------------------------------------------------------
147295        Cleanout Needle for Fixed Tip Head
------------------------------------------------------------------------------------------------
147292        Wrench Kit
------------------------------------------------------------------------------------------------

24-June-99         Confidential Information of Beckman Coulter, Inc.     Page 21

Multimek 96 - Channel Pipettor
European Product Description

------------------------------------------------------------------------------------------------
Part No.       Description
267778         Multimek 96-Channel Pipeftor, 200(MU)L Standard (220\240 VAC)
                                             -----------------
               Includes:
               - 147203 Multimek 96, 200(MU)L Disposable Tip Head, 220 / 240 VAC
               - 147205 (Auto) Tip Load Station
               - 147210 Multimek Pro Software
               - 147220 Five Position Labware Deck

267773         Multimek 96-Channel Pipettor, 200(MU)L Robotic (220 / 240 VAC
                                             ----------------
               Includes:
               - 147208 Multimek 96, 200(MU)L Disposable Tip Head, 220 / 240 VAC
               - 147205 (Auto) Tip Load Station
               - 147210 Multimek Pro Software
               - 147220 Five Position Labware Deck

267780         Multimek 96-Channel Pipeftor, 50(MU)L Standard (220 240 VAC)
                                             ----------------
               includes:
               - 147204 Multimek 96, 50(MU)L Disposable Tip Head, 220 / 240 VAC
               - 147205 (Auto) Tip Load Station
               - 147210 Multimek Pro Software
               - 147220 Five Position Labware Deck

267774         Multimek 96-Channel Pipeftor, 50(MU)L Robotic (220 240 VAC
                                             ---------------
               Includes:
               - 147209 Multmek 96, 50(MU)L Disposable Tip Head, 220 / 240 VAC
               - 147205 (Auto) Tip Load Station
               - 147210 Multimek Pro Software
               - 147220 Five Position Labware Deck

24-June-99         Confidential Information of Beckman Coulter, Inc.     Page 22

Multimek 96 - Channel Pipeftor
European Product Description

------------------------------------------------------------------------------------------------
Part No.        Description
147203          Multimek 96-Channel Pipettor, 2OO(MU)L Standard (220 / 240 VAC
                includes:
                - 147230 200(MU)L Disposable Tip Head, volume range 5 - 2OOpI
                - 147205 (Auto)Tip Load Stabon

147208          Multimek 96-Channel Pipettor, 200(MU)L Robotic (220 240 VAC
                includes:
                - Multimek 96
                - 147299 Light curtain kit ( includes tip box holder, standoffs, screws, serial port)
                - 147230 200(MU)L Disposable Tip Head, volume range 5 - 200(MU)L
                - 147205 (Auto)Tip Load Station

147204 Multimek 96-Channel Pipettor, 50(MU)L Standard (220 240 VAC includes:
                - 147231 20(MU)L Disposable Tip Head, volume range 1 - 20(MU)L
                - 147205 (Auto)Tip Load Station

147209          Multimek 96-Channel Pipettor, 50(MU)L Robotic (220 240 VAC)
                Includes:
                - Multimek 96
                - 147299 Light curtain kit ( includes tip box holder, standoffs, screws, serial port)

                - 147231 20(MU)L Disposable Tip Head, volume range 5 - 200(MU)L
                - 147205 (Auto)Tip Load Station

147210          Multimek Pro Software
                Software for programming and running pipetting methods.

147220          Multimek 96 Labware Deck, Five Position Position #5 open.  For use on disposable tip instruments without Up wash systems.

147221          Multimek 96 Labware Deck, Four Position Positions #5 and #6 open.  For use on disposable tip instruments with tip wash systems.

24-June-99         Confidential Information of Beckman Coulter, Inc.     Page 23

Multimek 96 - Channel Pipettor
European Product Description

------------------------------------------------------------------------------------------------
Part No.        Description
147230          200(MU)L Disposable Tip Dispense Head including:
                147 240 Deck Standoff Kit, Short

148103          50(MU)L Disposable Tip Dispense Head Conversion Kit

148014          Disposable Tip Wash System
                Includes wash station, wash pump, supply tank, and drain/waste tank.
                Uses position #6 on Multimek deck.

                Multimek(TM) Circulating Reservoir
                European Product Description

148010          Multimek Circulating Reservoir Kit
                INCLUDES: Circulating pump and two pump heads, 1.lL supply bottle (148028), delivery cap (148030), 96-well reservoir for Multimek work surface, Tygon and
                PharMed tubing and manual.

                Multimek Circulating Reservoir, System
                Components

148028          1.1 L Reservoir Bottle

148029          5.0 L Reservoir Bottle

148030          Reservoir Delivery Cap

148031          Tubing/Fitting Replacement Kit, Tygon

148032          Tubing/Fitting Replacement Kit, PharMed

148225          Multimek Teflon Circulation Reservoir

148033          Multimek Teflon Reservoir, Stand-Alone

24-June-99         Confidential Information of Beckman Coulter, Inc.     Page 24

--------------------------------------------------------------------------------

Part No.        Description

Multimek(TM) 96 Tips
European Product Description
                Multimek(TM)
148005          200 (MU)L Tips, Type 2, Nonsterile (Case of 10 Racks) For use on
                200 (MU)L Disposable Tip Dispense Head

267663 200 (MU)L Tips, Type 2, Nonsterile (Pallet of 125 Cases) For use on 200 p(MU)L Disposable Tip Dispense Head

148004          200 (MU)L l Tips, Type 2, Sterile (Case of 10 Racks) For use on
                200 (MU)L Disposable Tip Dispense Head

267662          200 (MU)L Tips, Type 2, Sterile (Pallet of 125 Cases) For use on
                200 (MU)L Disposable Tip Dispense Head

148003          50 (MU)L Tips, Type 2, Nonsterile (Case of 10 Racks) For use on
                50 (MU)L Disposable Tip Dispense Head

267661 50 (MU)L Tips, Type 2, Nonsterile (Pallet of 125 Cases) For use on 50 (MU)L Disposable Tip Dispense Head

148002          50 (MU)L Tips, Type 2, Sterile (Case of 10 Racks) For use on 50
                (MU)L Disposable Tip Dispense Head

267660          50 (MU)L Tips, Type 2, Sterile (Pallet of 125 Cases) For use on
                50 (MU)L Disposable Tip Dispense Head

                Multimek(TM) Tip Conversion Kits
                European Product Description

267633          Multimek P20 to P50/P200 Type 1 Tip Conversion Kit
                Includes:
                147293: Type 1 Tip Hardware Kit
                147240: Short Standoffs
                147337: Push Tab

267634          Multimek P20 to P50 Type 2 Tip Conversion Kit Includes:
                148097: P50 Type 2 Tip Carrier
                147337: Push Tab

267635          Multimek P20 to P200 Type 2 Tip Conversion Kit Includes:
                147243: P200 Type 2 Tip Hardware Kit
                147240: Short Standoffs
                147337: Push Tab

24-June-99       Confidential Information of Beckman Coulter, Inc.       Page 25

267636          Multimek P50/P200 Type 2 to P20 Tip Conversion Kit
                Includes:
                147205: Type 1 Tip Carrier
                147293: Type 1 Tip Hardware Kit
                147241: Tall Standoffs
                147260: P20 Tip Box, Aluminum

267637          Multimek Type 2 to P50/P200 Type I Tip Conversion Kit
                Includes:
                147205: Type 1 Tip Carrier
                147293: Type 1 Tip Hardware Kit

267638          Multimek P50/P200 Type I to P20 Tip Conversion Kit
                Includes:
                147241: Tall Standoffs
                147260: P20 Tip Box, Aluminum


--------------------------------------------------------------------------------

Part No.        Description
                Multimek(TM) 96 Parts and Supplies
                European Product Description

147299          Multimek 96 Light Curtain Kit
                Components for utilizing a Multimek 96 on Beckman Coulter/SAGIAN integrated systems.

147035          MultiPette Safety Upgrade Kit, Shield

148036          MultiPette Safety Upgrade Kit, Light Curtain

148094          Automatic Tip Loading Station (For 200 (MU)L Type 2 tips only)

147205          Automatic Tip Loading Station (For 20 (MU)L Type 1 UPS)

147097          Automatic Tip Loading Station (For 50 (MU)L Type 2 tips)

147240          Deck Standoff Kit
                For use with 200 (MU)L Disposable Tip Head

147241          Deck Standoff Kit
                For use with 20 (MU)L Disposable Tip Head

24-June-99       Confidential Information of Beckman Coulter, Inc.       Page 26

147216          Multimek 96 Installation and Operations Binder Includes
                Installation and Maintenance Manual, Basic Training Manual and
                Tutorial Manual

147211          Multimek 96 Installation and Maintenance Manual

147212          Multimek Pro Software Reference Manual

147225          Multimek 96 Tutorial Manual

147260          P20 Tip Box, Aluminum, reusable

147261          P20 Tip Box, lightweight, reusable

147262          P20 Tip De-Nester

147263          P200 Tip Transfer Tool

147264          P20 Tip Transfer Tool

147330          Ball Screw Grease

147295          Cleanout Needle for Fixed Tip Head

147292          Wrench Kit

Part No.        Description
                Multimek(TM) 96 Stacker Carousel
                European Product Description

148364          Single Stacker Carousel System for Multimek 96
                Includes Carousel for mounting on left side of Multimek 96 Pipettor and
                Multimek Stacker Carousel Software.  Labware Deck and Stacker's ordered separately.

267664          Double Stacker Carousel System for Multimek 96
                Includes Carousels for mounting on left and right sides of Multimek 96
                Pipettor, Multimek Stacker Carousel Software and two-position Labware Deck.
                Stackers ordered separately.

148246          Stacker 20

148247          Stacker 10

148257          Stacker HD (capacity 45 Microplates

24-June-99       Confidential Information of Beckman Coulter, Inc.       Page 27

148104          Labware Deck, Two-Position (1,2)

148105          Labware Deck, Three-Position (1,2,4)

148106          Labware Deck, Four-Position (1,2,4,6)

148258          Bar Code Reader for Multimek

--------------------------------------------------------------------------------

Part No.        Description

Multimek Stacker Carousel Parts
European Product Description
148366          Multimek Stacker Carousel Software

148404          Multimek Stacker Carousel Kit, Left Side
                INCLUDES: Left Multimek Stacker Carousel Base, Control Pendant with Cable (148240), Cable (148244), Wrenches (148353 and
                148354), Bubble Level (148270) and Manual (148403).

148365          Multimek Stacker Carousel Kit, Right Side
                INCLUDES: Right Multimek Stacker Carousel Base, Control Pendant with Cable (148240), Cable (148244), and Serial Card for
                Controller.

148240          Control Pendant with Cable

148241          Pendant Cable

148244          Communications Cable - Carousel to Controller

148270          Bubble Level

148353          Allen Wrench, 3/16 inch

148354          Allen Wrench, 5/16 inch

148403          Multimek Stacker Carousel Users Manual

24-June-99        Confidential Information of Beckman Coulter, Inc.      Page 28

                     EXHIBIT B - SEQUENOM PRICING SCHEDULE

1    QUALIFICATION


     Sequenom will be eligible for discounts for products purchased from BCI as described In Exhibit A under the following Pricing Schedule A): Multimek Workstation.

     Sequenom will be eligible for discounts on Mufflmek Tools and Accessories for products purchased from BCI under the following Pricing Schedule 0):
     Muftimak Workstation Tools and Accessodes.



2    DISCOUNT LEVEL

Pricing Schedule A) Multimek Workstation
                                      ***
                                      ***
                                      ***
                                      ***


                                      ***
                                      ***
                                      ***
                                      ***

Pricing. Schedule B) Multimek Tools and Accessories
BCI will provide Sequenom a    ***    on all Multimek tools and/or accessories
ordered on a standalone basis.





          *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

24-June-99       Confidential Information of Beckman Coulter, Inc.       Page 29

                  Exhibit C - Joint Research and Development



1)   BCI and Sequenom will collaborate to develop specifications, development
     plans and schedules for                   ***
                                               ***

2)                                       ***
                                         ***
                                         ***
                                         ***
                                         ***

3)                                             ***
                                               ***
                                               ***
                                               ***
                                               ***

4)                                             ***
                                               ***
                                               ***
                                               ***
                                               ***

5)                                             ***
                                               ***
                                               ***
                                               ***
                                               ***





          *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

24-June-99       Confidential Information of Beckman Coulter, Inc.       Page 30

                       Exhibit D- Product Specifications


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          *** Portions of this page have been omitted pursuant to a request for
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

                         Exhibit "E" Spare Parts List


PART NUMBER           Beckman                      Description                         Quan     U/M
                      Part #
-------------------------------------------------------------------------------------------------------
MANUALS
-------------------------------------------------------------------------------------------------------
100-00-00232         147211       MULTIMEK 96 INSTALLATION AND                         1        ea
                                  MAINTENANCE MANUAL
100-36-00202         147222       MULTIMEK PRE-INSTALLATION MANUAL                     1        ea
100-00-00262         148050       MULTIMEK MANUALS                                     1        ea
                                  (includes: Software ref, Basic Training and
                                  Tutorial Manuals)

MULTIMEK
--------

075-05-00009         147310       LITTLE STAR CONTROLLER                               1        ea
085-05-00067         147311       LITTLE STAR REMOTE KEYPAD                            1        ea
085-05-00068         147341       LITTLE STAR REMOTE DISPLAY                           1        ea
075-05-00010         147312       IMS CONTROLLER                                       1        ea
118-15-00006         147313       FUSE - 5 AMP                                         1        ea
118-15-00007         147314       FUSE - 7 AMP                                         1        ea
074-00-00019         148101       STEPPER MOTOR & ENCODER                              1        ea
066-15-00013         147318       OPTICAL SENSOR / 90 DEGREE                           1        ea
066-15-00014         147319       OPTICAL SENSOR / FLAT                                1        ea
069-15-00055         147320       RS232 CABLE                                          1        ea
069-15-00056         147321       14 CONDUCTOR RIBBON CABLE                            1        ea
069-15-00057         147322       10 CONDUCTOR FLEX FILM                               1        ea
069-15-00058         147323       16 CONDUCTOR FLEX FILM                               1        ea
090-05-00077         147324       BALL NUT                                             1        ea
071-05-00008         147325       SMALL TIMING BELT                                    1        ea
071-05-00009         147326       LARGE TIMING BELT                                    1        ea
085-05-00070         147328       AUTO TIP LOAD CARRIER SIDE ARM                       1        ea
                                  (RIGHT ARM)
085-05-00071         147329       AUTO TIP LOAD CARRIER SIDE ARM                       1        ea
                                  (LEFT ARM)
097-05-00013         147330       BALL SCREW GREASE                                    1        ea
113-05-00007         147331       TOUCH UP PAINT                                       1        ea
073-05-00011         147332       DISPENSE HEAD COVER                                  1        ea
090-05-00078         147333       Z-AXIS LEAD SCREW                                    1        ea
085-05-00072         147334       Z-AXIS FLAG                                          1        ea
085-05-00073         147335       X-AXIS HOME FLAG                                     1        ea
085-05-00074         147337       UNIVERSAL TIP BOX PUSH TAB                           1        ea
064-00-00017                      LARGE BIMBA AIR CYLINDER                             1        ea
090-00-00133                      AIR CYLINDER SHAFT SPACER                            1        ea
114-00-00051                      MULTIMEK CRATE                                       1        ea

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